                                                                    EXHIBIT 10.5


                              AGREEMENT OF MERGER
                                 BY AND AMONG
                                  CAIS, INC.,
                              CGX 2 MERGER CORP.
                         AND CGX COMMUNICATIONS, INC.

     THIS AGREEMENT OF MERGER (this "Agreement"), dated as of October 2, 1998, by and among CAIS, INC., a Virginia corporation ("CAIS" or the "Surviving Corporation"), CGX 2 MERGER CORP., a Delaware corporation ("CGX 2 Merger") (CAIS and CGX 2 Merger herein sometimes collectively the "Constituent Corporations"), and CGX COMMUNICATIONS, INC., a Delaware corporation ("CGX").

                                  WITNESSETH:

     WHEREAS, CAIS is a corporation duly organized and validly existing under the laws of the Commonwealth of Virginia, having been incorporated on April 3, 1996; and

     WHEREAS, CGX 2 Merger is a corporation duly organized and validly existing under the laws of the State of Delaware, having been incorporated on July 14, 1998; and

     WHEREAS, CGX is a corporation duly organized and validly existing under the laws of the State of Delaware, having been incorporated on December 4, 1997; and

     WHEREAS, CGX 2 Merger is a wholly-owned subsidiary of CGX; and

     WHEREAS, the parties hereto deem it desirable, upon the terms and subject to the conditions herein stated, to effectuate a merger transaction (the "Merger") whereby (i) CGX 2 Merger shall be merged with and into CAIS and CAIS shall be the surviving corporation, (ii) the outstanding shares of CAIS's common stock, no par value (the "CAIS Common Stock"), shall be converted into shares of CGX's common stock, par value $.01 per share (the "CGX Common Stock"), and (iii) the outstanding shares of CGX 2 Merger's common stock, par value $.01 per share (the CGX 2 Merger Common Stock"), shall be converted into shares of CAIS Common Stock, so that upon the effectiveness of the Merger all of the outstanding CAIS Common Stock will be owned by CGX.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements and provisions hereinafter contained, and subject to the terms and conditions herein, the parties to this Agreement hereby agree as follows.

                                   Section I
                                   ---------

                                     Terms
                                     -----

     1.1 On the effective date of the Merger, CGX 2 Merger shall be merged with and into CAIS, and CAIS shall be the surviving corporation.

     1.2 On the effective date of the Merger, each then outstanding share of CAIS Common Stock shall, by virtue of the Merger and without any action on the part of any holder thereof, be converted into 500 shares of CGX Common Stock.

     1.3 On the effective date of the Merger, all of the then outstanding shares of CGX 2 Merger Common Stock shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into an aggregate number of shares of CAIS Common Stock equal to the total number of shares of CGX 2 Merger Common Stock outstanding immediately prior to the effective date of the Merger.

     1.4 Each holder of a stock certificate or certificates representing outstanding shares of CAIS Common Stock immediately prior to effective date of the Merger, upon surrender of such certificate or certificates to CGX after the effective date of the Merger, shall be entitled to receive a stock certificate or certificates representing the same number of shares of CGX Common Stock specified in Section 1.2. Until so surrendered, each such stock certificate shall, by virtue of the Merger, be deemed for all purposes to evidence ownership of the same number of shares of CGX Common Stock.

     1.5 CGX, as holder of the stock certificate or certificates representing all of the outstanding shares of CGX 2 Merger Common Stock immediately prior to effective date of the Merger, upon surrender of such certificate or certificates to CAIS after the effective date of the Merger, shall be entitled to receive a stock certificate representing the same number of shares of CAIS Common Stock specified in Section 1.3. Until so surrendered, each such stock certificate shall, by virtue of the Merger, be deemed for all purposes to evidence ownership of the same number of shares of CAIS Common Stock.

     1.6 If any certificate representing CGX Common Stock is to be issued in a name other than that in which the certificate theretofore representing CAIS Common Stock surrendered is registered, it shall be a condition of such issuance that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such issuance shall either pay to CGX or its transfer agents any transfer or other taxes required by reason of the issuance of certificates representing CGX Common Stock in a name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of CGX or its transfer agents that such tax has been paid or is not applicable.

                                   Section 2
                                   ---------

                                Effective Date
                                --------------

     2.1 This Agreement shall be submitted to the stockholders of CAIS and CGX 2 Merger entitled to vote thereon as provided by the applicable laws of the Commonwealth of Virginia and the State of Delaware. If this Agreement is duly adopted by the requisite votes of such stockholders and is not terminated as contemplated by Section 5, a certificate of merger, executed in accordance with the laws of the State of Delaware, shall be filed with the Secretary of State of the State of Delaware, and articles of merger, executed in accordance with the laws of the Commonwealth of Virginia, shall be filed with the State Corporation Commission of the Commonwealth of Virginia.

     2.1 The Merger shall become effective on the time and date specified in the certificate of merger filed with the Secretary of State of the State of Delaware and the articles of merger filed with the State Corporation Commission of the Commonwealth of Virginia, herein sometimes referred to as the "effective date of the Merger."

                                   Section 3
                                   ---------

                           Covenants and Agreements
                           ------------------------

     3.1 CAIS covenants and agrees that it will present this Agreement for adoption or rejection by vote of the holders of CAIS Common Stock, will furnish to such holders such documents and information in connection therewith as is required by law, and will recommend approval of this Agreement by such holders.

     3.2 CGX 2 Merger covenants and agrees that it will present this Agreement for adoption or rejection by vote of the holder of the CGX 2 Merger Common Stock, will furnish to such holder such documents and information in connection therewith as is required by law, and will recommend approval of this Agreement by such holder.

     3.3 CGX covenants and agrees that (i) it will, as sole stockholder of CGX 2 Merger, vote all shares of CGX 2 Merger Common Stock owned by it to approve this Agreement as provided by law, and (ii) prior to the effective date of the Merger, it will not without obtaining the written consent of CAIS, permit any change in CGX 2 Merger or its capital stock.

                                   Section 4
                                   ---------

               Certificate of Incorporation and By-Laws; Capital
               -------------------------------------------------

     4.1 The Articles of Incorporation of CAIS and all the terms and provisions thereof are hereby incorporated in this Agreement and made a part hereof with the same force and effect as if herein set forth in full; and from and after the effective date of the Merger and, until further amended as provided by law, said Articles of Incorporation shall be, and may be separately certified as, the Articles of Incorporation of the Surviving Corporation.

     4.2 The By-Laws of CAIS in effect on the effective date of the Merger shall be the By-Laws of the Surviving Corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

     4.3 The Certificate of Incorporation and By-Laws of CGX shall not be affected by the Merger.

                                   Section 5
                                   ---------

                           Amendment and Termination
                           -------------------------

     5.1 At any time prior to the filing of the articles of merger with the State Corporation Commission of the Commonwealth of Virginia and of the certificate of merger with the Secretary of State of the State of Delaware, this Agreement may be amended by the Boards of Directors of CAIS and CGX to the extent permitted by Virginia and Delaware law, respectively, notwithstanding favorable action on the Merger by the stockholders of either or both of the Constituent Corporations.

     5.2 At any time prior to the filing of the articles of merger with the State Corporation Commission of the Commonwealth of Virginia and of the certificate of merger with the Secretary of State of the State of Delaware, this Agreement may be terminated and abandoned by the Board of Directors of either CAIS or CGX, notwithstanding favorable action on the Merger by the stockholders of either or both of the Constituent Corporations.

     5.3 To the extent permitted by law, this Agreement may be amended by an agreement in writing, before or after the approval hereof by the stockholders of CAIS and/or of CGX 2 Merger, at any time prior to the effective date of the Merger, with respect to any of the terms contained herein except in the terms of the conversion provided for in Sections 1.2 and 1.3.

     5.4 The Surviving Corporation may be served with process in the State of Delaware in any proceeding for enforcement of any obligations of CGX 2 Merger, as well as for enforcement of any obligations of the surviving corporation arising from the merger, including any suit or other proceeding to enforce the right of any stockholder as determined in an appraisal proceeding pursuant to the provisions of section 262 of the General Corporation Law of the State of Delaware, and it does hereby irrevocably appoint the secretary of State of Delaware as its agent to accept service of process is any such suit or other proceeding. The address to which a copy of such process shall be mailed by the Secretary of State is 1232 22/nd/ Street, NW, Washington, D.C. 20037.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, all as of the date first above written.


                                    CAIS, Inc.

                                    BY: /s/ Ulysses G. Auger, II
                                        ------------------------
                                        Ulysses G. Auger, II
                                        President


                                        CGX 2 Merger Corp.

                                    BY: /s/ Ulysses G. Auger, II
                                        ------------------------
                                        Ulysses G. Auger, II
                                        President

                                        CGX Communications, Inc.

                                    BY: /s/ Ulysses G. Auger, II
                                        ------------------------
                                        Ulysses G. Auger, II
                                        President